Supplement dated September 1, 2001 to
The Valiant Fund -
U.S. Treasury Money Market Portfolio
U.S. Treasury Income Portfolio
General Money Market Portfolio
Tax-Exempt Money Market Portfolio
December 29, 2000 Prospectus and Statement of Additional Information

The following information replaces the information found in "The
Administrator" section on page 19 of the Prospectus:

The Bank of New York serves as the Portfolios' administrator. The Bank of New York's address is 100 Church Street, New York,
New York 10286. Management and administrative services of The Bank of New York include providing office space, equipment and clerical personnel to the Portfolios and supervising custodial, auditing, valuation, bookkeeping, legal and dividend -dispersing services.

The Statement of Additional Information has more detailed information about the Investment Adviser and other service providers.

The following information replaces information found on page 2 of the Statement of Additional Information:

Administrator - The Bank of New York (the "Administrator")
Transfer Agent - Unified Fund Services, Inc. (the "Transfer Agent")

The following information replaces similar information found in the "Administration Agreement and Other Contracts" section on page 23 of the Statement of Additional Information:

Administrator. The Bank of New York, 100 Church Street, New York, New York 10286, serves as Administrator to the Trust pursuant to an administrative agreement dated September 1, 2001 (the "Administration Agreement") between the Trust and The Bank of
New York. The Administration Agreement is subject to the termination provisions contained therein and contains provisions limiting the liability of The Bank of New York and requiring its indemnification by the Trust. Pursuant to the Administration Agreement, The Bank of New York provides the Trust with general office facilities and supervises the overall administration of the Trust, including among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations and arranging for the maintenance of books and records of the Trust. The Bank of New York provides persons (including officers or other employees of The Bank of New York or its affiliates) satisfactory to the Board of Trustees to serve as officers of the Trust. The Bank of New York provides a variety of services to financial institutions including mutual fund administration.

Pursuant to the Administration Agreement, The Bank of New York is entitled to compensation at the following annualized rate for each Portfolio, subject to an annual minimum fee of $115,000 for up to five classes for each
Portfolio:

0.010% for each Portfolio's average daily net assets up to $1 billion; and 0.0075% for each Portfolio's average daily net assets in excess of $1 billion.

Fund Accounting Services.  The Bank of New York provides certain
Fund accounting services pursuant to a Fund Accounting Agreement Dated September 1, 2001 (the "Fund Accounting Agreement") between the Trust and The Bank of New York. The Fund Accounting Agreement's provisions for termination, limitation of liability and indemnification are similar to the Trust's Administration Agreement. Under the Fund Accounting Agreement, The Bank of New York maintains all Trust books and records required under Rule 31a-1 under the Investment Company Act of 1940, as amended, performs daily accounting Services and provides additional fund reporting and record keeping services.

Pursuant to the Fund Accounting Agreement, The Bank of New York is entitled to receive a fee for each Portfolio (except U.S. Treasury Income Portfolio) in accordance with the following schedule, subject to an annual minimum fee of $200,000 for up to five classes for each Portfolio:

0.025% of each Portfolio's average daily net assets up to $1 billion; and 0.020% of each Portfolio's average daily net assets in excess of $1 billion up to $1.5 billion; and
0.015% of each Portfolio's average daily net assets in excess of $1.5 billion up to $2 billion; and 0.010% of each Portfolio's average daily net assets in excess of $2 billion.

Transfer Agent. Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204-1806, serves as the transfer agent and dividend- disbursing agent for the Trust pursuant to a separate agreement.